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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTED SUCH OMISSIONS.

                                                                    EXHIBIT 10.4



                                                        3/15/96

Dear Mickey:

We have prepared this agreement to permit Shiva and Nortel to amend the Shiva/Nortel Agreement, effective May 15, 1995 as follows:

Non-refundability of prior development expenses

Nortel agrees to amend Section 13.5 of the original agreement *****. Nortel and Shiva agree to the following schedule as a substitute for the original repayment language.


 Amount         Event/Deliverable                               Status of amount paid
 ------         -----------------                               ---------------------

 *****          Signature of both parties on this letter        ********** upon occurrence of event
                agreement

 *****          Shiva's delivery of ********************        ********** upon supply of deliverable,
                ****************************************        provided that such delivery occurs no later than
                **********************                          *****

 *****          Shiva's delivery of ********************        ********** upon supply of deliverable,
                ****************************************        provided that such delivery occurs no later than
                **********************                          *****

 *****          Shiva's interim delivery of *************       ********** upon Nortel's acceptance of
                ****************************************        delivery, currently planned for *****

 *****          Shiva's delivery of *************               ********** upon Nortel's acceptance of
                                                                delivery, currently planned for *****

 *****          Shiva's delivery of*************                ********** upon Nortel's acceptance of
                                                                delivery, currently planned for *****




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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.  ASTERISKS DENOTED SUCH OMISSIONS.

        Volume Commitment and Termination Clause:
        -----------------------------------------

        Both Shiva and Nortel agree to cancel **********.

        If this letter agreement is consistent with your understanding of the changes that we have agreed to, please have the appropriate Nortel signatory execute one copy of the amending letter and return to my attention. You can retain an original with my signature for your files. If changes need to be made, please phone or email me.

        Very truly yours,

        /s/ Ed Gregory

        Agreed to for Nortel by:


        Signature /s/ Micky Tsui        Date  3/19/96

        Print Name    Micky Tsui